UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 5, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
Fourth Floor
1120 Avenue of the Americas
New York NY 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion Of Acquisition Or Disposition Of Assets
Sale and Purchase Agreement to Acquire William Brand Administer Limited and William Textiles Limited
     On September 30, 2006, pursuant to a Sale and Purchase agreement (the “Purchase Agreement”) dated June 8, 2006, by and between China Focus Channel Development Co. Ltd (“Focus”), a subsidiary of Sun New Media, Inc. (the “Company”), and Mr. Ren Huiliang (the “Seller”), the Company, through Focus, acquired 100% of the issued and outstanding shares of William Brand Administer Limited and its subsidiary William Textiles Limited (collectively, “William Brand.”)
     The consideration for the acquisition is 4,655,172 shares of the Company’s common stock. The Company will issue the shares to the Seller in four installments: the first installment of 1,163,793 shares will be issued within thirty days of the closing of the transaction; the remaining shares will be issued in three equal installments at the end of each of the next three years, subject to William Brand’s attainment of revenue and profit guarantees in each year.
     William Brand must achieve a minimum of US $15 million of revenue in year one, US $17.5 million in year two, and US $20 million in year three. William Brand must also generate minimum after-tax profits of US $3 million, US $3.5 million, and US $4 million in years one, two and three, respectively.
Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     Pursuant to the Purchase Agreement described in Item 1.01 above, the Company will issue an aggregate of 4,655,172 shares of common stock to the Seller. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S and Section 4(2) of the Act.
     All of the foregoing issuances were made by the Company pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired
               The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b)	Pro Forma Financial Statements
               The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.]
(d)	Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated June 8, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on June 14, 2006)

99.1	Press Release dated October 5, 2006 Announcing the Completion of the William Brand Acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 5, 2006

SUN NEW MEDIA INC.
By:	/s/ Thomas A. Schuler
Thomas A. Schuler
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated June 8, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on June 14, 2006)

99.1	Press Release dated October 5, 2006 Announcing the Completion of the William Brand Acquisition